UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2026

Quanome Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-42140	82-1978491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Thorndale Avenue, Suite A Itasca, Illinois, USA	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 446-9048

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	QNME	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Quanome Technologies, Inc. (formerly known as Lakeside Holding Limited) (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment to change the name of the Company from “Lakeside Holding Limited” to “Quanome Technologies, Inc.” (the “Name Change Amendment”). The Name Change Amendment became effective at 5:00 p.m. Eastern Time (2:00 p.m. Nevada local time) on August 3, 2026.

The Board approved the Name Change Amendment pursuant to Chapter 78 of the Nevada Revised Statutes (“NRS”). Pursuant to NRS 78.390, because the Name Change Amendment consists only of a change in the name of the Company, no action by the stockholders was required to approve or effect the Name Change Amendment. The Name Change Amendment will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.0001 per share (“Common Stock”), or the validity or transferability of the shares of Common Stock currently outstanding.

The Company’s shares of Common Stock continue to be quoted on The Nasdaq Capital Market. Beginning with the opening of trading on August 4, 2026, trading is under the new corporate name and symbol “QNME” (the “Symbol Change”). There has been no change to the Common Stock’s CUSIP in connection with the Name Change Amendment or the Symbol Change.

On August 3, 2026, the Board approved Amendment No. 1 to the Company’s Bylaws (“Bylaws Amendment No. 1”) to reflect the Company’s name change and to incorporate certain amendments previously approved by the Company’s stockholders on November 25, 2025.

The Name Change Amendment and Bylaws Amendment No. 1 are filed as Exhibit 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment, effective August 3, 2026
3.2	Amendment No.1 to Bylaws, effective August 3, 2026
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanome Technologies, Inc.

Dated: August 4, 2026	By:	/s/ Yang Li
	Name:	Yang Li
	Title:	Chief Executive Officer and Director

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